UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.   )

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☒	Definitive Proxy Statement

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☐	Soliciting Material pursuant to §240.14a-12

BANK OF THE CAROLINAS CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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135 BOXWOOD VILLAGE DRIVE

MOCKSVILLE, NORTH CAROLINA 27028

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

A Special Meeting of Shareholders of Bank of the Carolinas Corporation will be held at 2:00 p.m. EDT on Thursday, May 22, 2014, at the Davie County Public Library located at 371 North Main Street, Mocksville, North Carolina.

The purposes of the meeting are:

1.	Increase Authorized Shares of Common Stock. To approve an amendment to article 2 of our articles of incorporation to increase the number of shares of common stock which we have the authority to issue from 15,000,000 shares to 580,000,000 shares;

2.	Reduce Par Value of Common Stock. To approve an amendment to article 2 of our articles of incorporation to reduce the par value of our common stock from $5.00 per share to no par value per share;

3.	Creation of Non-Voting Common Stock. To approve an amendment to article 2 of our articles of incorporation to create a class of non-voting common stock;

4.	Adjournment of Special Meeting. To vote on a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the matters to be considered by shareholders at the Special Meeting; and

5.	Other Business. To transact any other business properly presented for action at the Special Meeting.

At the Special Meeting, you may cast one vote for each share of our common stock you held of record on March 31, 2014, which is the “Record Date” for the meeting.

You are invited to attend the Special Meeting in person. However, if you are the record holder of your shares of our common stock, we ask that you appoint the Proxies named in the enclosed proxy statement to vote your shares for you by signing and returning the enclosed proxy card or following the instructions in the proxy statement to appoint the Proxies by Internet, even if you plan to attend the Special Meeting. If your shares are held in “street name” by a broker or other nominee, only the record holder of your shares may vote them for you, so you should follow your broker’s or nominee’s directions and give it instructions as to how it should vote your shares. Doing that will help us ensure that your shares are represented and that a quorum is present at the Special Meeting. Even if you sign a proxy card or appoint the Proxies by Internet, you may still revoke that appointment later or attend the Special Meeting and vote in person.

This notice and the enclosed proxy statement and form of appointment of proxy are being mailed to our shareholders on or about April 23, 2014.

By Order of the Board of Directors

Stephen R. Talbert
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. WHETHER YOU OWN ONE SHARE OR MANY, YOUR PROMPT COOPERATION IN VOTING YOUR SHARES IS APPRECIATED.

135 BOXWOOD VILLAGE DRIVE

MOCKSVILLE, NORTH CAROLINA 27028

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

General

This proxy statement is dated April 23, 2014, and is being furnished to our shareholders by our Board of Directors in connection with our solicitation of appointments of proxies in the form of the enclosed proxy card for use at a Special Meeting of our shareholders and at any adjournments of the meeting. The Special Meeting will be held at the Davie County Public Library located at 371 North Main Street, Mocksville, North Carolina, at 2:00 p.m. EDT on May 22, 2014.

In this proxy statement, the terms “you,” “your” and similar terms refer to the shareholder receiving it. The terms “we,” “us,” “our” and similar terms refer to Bank of the Carolinas Corporation. Our banking subsidiary, Bank of the Carolinas, is referred to as the “Bank.”

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 22, 2014:

A copy of this proxy statement is available at www.bankofthecarolinas.com/proxy

Proposals to be Voted on at the Special Meeting

At the Special Meeting, record holders of our common stock will consider and vote on proposals to:

•	approve an amendment to article 2 of our articles of incorporation to increase the number of shares of common stock which we have the authority to issue from 15,000,000 shares to 580,000,000 shares (see “Proposal 1: Increase Authorized Shares of Common Stock” on page 6);

•	approve an amendment to article 2 of our articles of incorporation to reduce the par value of our common stock from $5.00 per share to no par value per share (see “Proposal 2: Reduce Par Value of Common Stock” on page 9);

•	approve an amendment to article 2 of our articles of incorporation to create a class of non-voting common stock (see “Proposal 3: Creation of Non-Voting Common Stock” on page 10);

•	vote on a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the matters to be considered by shareholders at the Special Meeting (See “Proposal 4: Adjournment of Special Meeting” on page 12); and

•	transact any other business properly presented for action at the Special Meeting.

Our Board of Directors recommends that you vote “FOR” Proposals 1, 2, 3, and 4.

How You Can Vote at the Special Meeting

Record Holders. If your shares of our common stock are held of record in your name, you can vote at the Special Meeting in one of the following ways:

•	you can attend the Special Meeting and vote in person;

•	you can sign and return the proxy card enclosed with this proxy statement and appoint the “Proxies” named below to vote your shares for you at the meeting, or you can validly appoint another person to vote your shares for you; or

•	you can appoint the Proxies to vote your shares for you by going to the Internet website www.proxyvote.com. When you are prompted for your “control number,” enter the number printed on the enclosed proxy card, and then follow the instructions provided. You may appoint the Proxies by Internet only until 11:59 p.m. EDT on May 21, 2014, which is the day before the Special Meeting date. If you appoint the Proxies by Internet, you need not sign and return a proxy card. You will be appointing the Proxies to vote your shares on the same terms and with the same authority as if you marked, signed and returned a proxy card. The authority you will be giving the Proxies is described below and in the proxy card enclosed with this proxy statement.

Shares Held in “Street Name.” Only the record holders of shares of our common stock or their appointed proxies may vote those shares. As a result, if your shares of our common stock are held for you in “street name” by a broker or other nominee, then only your broker or nominee (i.e. the record holder) may vote them for you, or appoint the Proxies to vote them for you, unless you make arrangements for your broker or nominee to assign its voting rights to you or for you to be recognized as the person entitled to vote your shares. You will need to follow the directions your broker or nominee provides you and give it instructions as to how it should vote your shares by completing and returning to it the voting instruction sheet you received with your copy of our proxy statement (or by following any directions you received for giving voting instructions electronically). Brokers and other nominees who hold shares in street name for their clients typically have the discretionary authority to vote those shares on “routine” matters when they have not received instructions from beneficial owners of the shares. However, they may not vote those shares on non-routine matters unless their clients give them voting instructions. All of the proposals to be voted on by shareholders at the Special Meeting are considered “non-routine matters.” To ensure that shares you hold in street name are represented at the Special Meeting and voted in the manner you desire, it is important that you instruct your broker or nominee as to how it should vote your shares.

Solicitation and Voting of Proxy Cards

If you are the record holder of your shares of our common stock, a proxy card is included with this proxy statement that allows you to name three of our directors, Stephen R. Talbert, John A. Drye and Grady L. McClamrock, Jr., or any substitutes appointed by them, individually and as a group, to act as your “Proxies” and vote your shares at the Special Meeting. We ask that you sign and date your proxy card and return it in the enclosed envelope, or follow the instructions above for appointing the Proxies by Internet, so that your shares will be represented at the meeting.

If you sign a proxy card and return it so that we receive it before the Special Meeting, or you appoint the Proxies by Internet, the shares of our common stock that you hold of record will be voted by the Proxies according to your instructions. If you sign and return a proxy card or appoint the Proxies by Internet, but you do not give any voting instructions, then the Proxies will vote your shares “FOR” Proposals 1, 2, 3, and 4 discussed in this proxy statement. We are not aware of any other business that will be brought before the Special Meeting other than Proposals 1, 2, 3, and 4 described in this proxy statement, but, if any other matter is properly presented for action by our shareholders, your proxy card or Internet appointment will authorize the Proxies to vote your shares according to their best judgment. The Proxies also will be authorized to vote your shares according to their best judgment on matters incident to the conduct of the meeting, including motions to adjourn the meeting.

If you are a record holder of your shares and you do not return a proxy card or appoint the Proxies by Internet, the Proxies will not have authority to vote for you and your shares will not be represented or voted at the Special Meeting unless you attend the meeting in person or validly appoint another person to vote your shares for you.

Revocation of Proxy Cards; How You Can Change Your Vote

Record Holders. If you are the record holder of your shares and you sign and return a proxy card or appoint the Proxies by Internet and later wish to change the voting instructions or revoke the authority you gave the Proxies, you can do so before the Special Meeting by taking the appropriate action described below.

To change the voting instruction you gave the Proxies:

•	you can sign a new proxy card, dated after the date of your original proxy card, which contains your new instructions and submit it to us so that we receive it before the voting takes place at the Special Meeting; or

•	if you appointed the Proxies by Internet, you can go to the same Internet website you used to appoint the Proxies (www.proxyvote.com) before 11:59 p.m. EDT on May 21, 2014 (the day before the Special Meeting), enter your control number (printed on the enclosed proxy card), and then change your voting instructions.

The Proxies will follow the last voting instructions they receive from you before the Special Meeting.

To revoke your proxy card or your appointment of the Proxies by Internet:

•	you can give our Corporate Secretary a written notice, before the voting takes place at the Special Meeting, that you want to revoke your proxy card or Internet appointment; or

•	you can attend the Special Meeting and notify our Corporate Secretary that you want to revoke your proxy card or Internet appointment and vote your shares in person. Simply attending the Special Meeting alone, without notifying our Corporate Secretary, will not revoke your proxy card or Internet appointment.

Shares Held in “Street Name.” If your shares are held in “street name” and you want to change the voting instructions you have given to your broker or other nominee, you must follow your broker’s or nominee’s directions.

Expenses and Method of Solicitation

We will pay all costs of soliciting proxy cards and Internet appointments for the Special Meeting, including costs of preparing and mailing this proxy statement. We are requesting that banks, brokers and other custodians, nominees and fiduciaries forward copies of our proxy solicitation materials to their principals and request their voting instructions, and we will reimburse those persons for their expenses in doing so. In addition to solicitation by mail and the Internet, Regan & Associates, Inc., a proxy solicitation firm, will assist us in soliciting proxies for the Special Meeting. We will pay $12,500 for these services. Additionally, the Bank’s and our directors, officers and employees may solicit proxies personally or by telephone or other methods of communication, but they will not receive any additional compensation from us for doing so.

In connection with the solicitation of proxy cards and Internet appointments for the Special Meeting, we have not authorized anyone to give you any information, or make any representation, that is not contained in this proxy statement. If anyone gives you any other information or makes any other representation to you, you should not rely on it as having been authorized by us.

Record Date and Voting Securities

The close of business on March 31, 2014, is the “Record Date” we are using to determine which shareholders are entitled to receive notice of and to vote at the Special Meeting and how many shares they are entitled to vote. Our voting securities are the 3,895,840 shares of our common stock that were outstanding on the Record Date. You must have been a record holder of our common stock on that date in order to vote at the meeting.

Quorum and Voting Procedures

A quorum must be present for business to be conducted at the Special Meeting. For all matters to be voted on at the meeting, a quorum will consist of a majority of the outstanding shares of our common stock. Shares represented in person or by proxy at the meeting will be counted for the purpose of determining whether a quorum exists. Once a share is represented for any purpose at the meeting, it will be treated as present for quorum purposes for the remainder of the meeting and for any adjournments. If you return a valid proxy card, appoint the Proxies by Internet or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain or instruct the Proxies to abstain from voting on one or more matters. Broker “non-votes” also will be counted in determining whether there is a quorum. Broker “non-votes” will occur if your shares are held by a broker and are voted on one or more matters at the meeting, but they are not voted by the broker on a “non-routine” matter because you have not given the broker voting instructions on that matter. All of the proposals to be voted on by shareholders at the Special Meeting are considered “non-routine” matters. If your shares are represented at the meeting with respect to any matter voted on, they will be treated as present with respect to all matters voted on, even if they are not voted on all matters.

You may cast one vote for each share of our common stock you held of record on the Record Date on each matter voted on by shareholders at the Special Meeting.

Vote Required for Approval

For Proposals 1, 2, 3, and 4 to be approved, the number of votes cast in favor of each proposal must exceed the number of votes cast against it. So long as a quorum is present, abstentions and broker non-votes will have no effect in the voting on Proposals 1, 2, 3, and 4.

Amendment of Our Articles of Incorporation

At the Special Meeting and as described below, we are asking shareholders to approve three amendments to our articles of incorporation. These include amendments to (1) increase the number of shares of common stock we are authorized to issue from 15,000,000 to 580,000,000; (2) reduce the par value of our common stock from $5.00 per share to no par value per share; and (3) create a class of non-voting common stock. The Board of Directors recommends shareholders vote “FOR” all of these proposals. However, the proposals are independent. The approval of any one of the proposals is not dependent on the approval of the other proposals.

Assuming approval of one or more of the amendments proposed herein, we intend to effect the amendments by filing articles of amendment with the North Carolina Department of the Secretary of State promptly after the Special Meeting or any adjournment thereof. The articles of amendment will be substantially in the form included with this proxy statement as Exhibit A. The text of the articles of amendment may vary, however, for such changes that are consistent with the proposals described below that we may deem necessary or appropriate. Exhibit A assumes that all of the amendments proposed herein are approved by shareholders at the Special Meeting. In the event that only one or two of the proposed amendments are approved by shareholders, we still plan to file articles of amendment to our articles of incorporation. However, these articles of amendment would only include those amendments approved by shareholders at the Special Meeting. For example, if shareholders approve the increase in authorized common stock but do not approve the reduction in par value or the creation of a class of non-voting common stock, then the articles of amendment will only reflect an increase in authorized shares of common stock and will not include a reduction in par value or the creation of non-voting common stock.

Notwithstanding shareholder approval of the amendments proposed herein, the Board of Directors reserves the right to delay or abandon one or more of the proposed amendments in its sole discretion.

PROPOSAL 1: INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Proposed Amendment

The Board of Directors has authorized and approved amending our articles of incorporation to increase the number of shares of common stock that we are authorized to issue from 15,000,000 to 580,000,000 (the “Share Increase Amendment”). The Share Increase Amendment is subject to approval by our shareholders. The Board of Directors recommends that the shareholders approve the Share Increase Amendment.

The text of the Share Increase Amendment is included with Exhibit A.

Background and Reasons for the Share Increase Amendment

Our articles of incorporation currently authorize the issuance of up to 15,000,000 shares of common stock. As of the close of business on the Record Date, there were 3,895,840 shares of common stock issued and outstanding, leaving a balance of 11,104,160 shares that are authorized but unissued. Of the 11,104,160 shares of authorized but unissued common stock, 300,000 shares are reserved for issuance pursuant to our equity compensation plans and 475,204 shares are reserved for issuance pursuant to a warrant issued to the United States Department of the Treasury in 2009. The warrant was issued to the Treasury in connection with the Company’s participation in the Treasury’s Capital Purchase Program.

If the Share Increase Amendment is approved by shareholders, upon its effectiveness we will have a total of 580,000,000 authorized shares of common stock, with 3,895,840 shares issued and outstanding (as of the Record Date), and 775,204 shares reserved for issuance, leaving a balance of 575,328,956 shares authorized and unissued and not reserved for any specific purpose. The Board of Directors recommends that shareholders approve the Share Increase Amendment. Adoption of the amendment requires that the number of votes cast in favor of the amendment exceed the number of votes cast against it at the Special Meeting.

The Board of Directors believes that the Share Increase Amendment is advisable and in the best interests of the Company and its shareholders for several reasons. The Bank is subject to a consent order issued by the Federal Deposit Insurance Corporation (the “FDIC”) and the North Carolina Commissioner of Banks (the “Commissioner”). The consent order is a formal supervisory agreement with the Bank’s federal and state regulators. The consent order requires that the Bank maintain certain levels of capital. To date, the Bank has not been able to satisfy these capital requirements. In light of the need to increase our capital levels to satisfy regulatory requirements, the Board of Directors believes the Company needs additional flexibility to raise and restructure capital. The Share Increase Amendment would permit the Board of Directors to issue common stock without further shareholder approval and thus would provide the Company with maximum flexibility in increasing the capital levels of the Company and the Bank.

We are considering various initiatives to increase our capital and strengthen and restructure our balance sheet through a variety of means, some of which could involve the issuance or potential issuance of common stock, including the following:

•	Possible private placements of common stock, convertible preferred stock, or other securities;

•	Potential public securities offerings for cash; and

•	Other possible future transactions, including exchange offers and other stock or asset transactions.

The additional authorized shares of common stock may also be available from time to time for other corporate purposes, including stock dividends, stock splits, and other distributions, and in connection with our equity compensation plans.

Although we anticipate that we may issue and sell shares of common stock in the coming months to raise capital, as of the date of this proxy statement, we do not have any binding commitments to issue additional shares of common stock, other than upon the exercise of outstanding stock options and future issuances under our equity compensation plans. Approval of the Share Increase Amendment would enable us to respond promptly to, and take advantage of, market conditions and other favorable opportunities without delay.

The additional shares of authorized common stock would be part of our existing class of common stock and, if and when issued, would have the same rights and privileges as the shares of common stock that are currently outstanding. If Proposal 2 is approved, then all shares of our common stock, both the additional shares authorized in proposal 1 and those already issued and outstanding, would be designated as no par value per share. If Proposal 3 is approved, then up to 80,000,000 of the additional shares could be issued as non-voting common stock, also no par value per share. The additional shares will not be entitled to preemptive rights nor will existing shareholders have any preemptive rights to acquire any of those shares when issued.

Possible Effects on Holders of Common Stock and Board Consideration

Existing shareholders would experience dilution of their ownership interests if additional shares of common stock are issued, which may be substantial. The issuance of these securities could cause a significant reduction in the percentage interests of current shareholders, their voting power, the liquidation value, book and market value of their shares, and the future earnings per share of the Company. The degree of any dilution that would occur following the issuance of additional shares of common stock would depend upon the number of shares that are actually issued in the future. The sale or resale of the additional securities could also cause the market price of our common stock to decline.

In addition to the foregoing, the increase in the number of issued shares of common stock in connection with potential financings may have an incidental anti-takeover effect in that additional shares may dilute the stock ownership of one or more parties seeking to obtain control of the Company, as more fully discussed below.

The Company may also sell shares of authorized but unissued common stock at any time without shareholder approval. In order to raise capital, the Company may sell common stock or other securities convertible into common stock, which may be dilutive.

The Board of Directors has considered the possible negative impact the increase in the number of authorized shares of common stock could have on the existing shareholders and concluded that any such impact would be outweighed by the positive effect on the Company resulting from the increase in our capital, which could put us in a better financial and regulatory position and allow the Company and the Bank to satisfy one of the most important demands of our federal and state banking regulators which is to bring the Bank into compliance with the capital requirements of the FDIC.

Potential Anti-Takeover Effects

The Share Increase Amendment could adversely affect the ability of third parties to take us over or change our control by, for example, permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of our Board of Directors or contemplating a tender offer or other transaction for the combination of us with another company that the Board determines is not in our best interests or in the best interests of our shareholders. The ability of our Board of Directors to cause us to issue substantial amounts of common stock without the need for shareholder approval, except as may be required by law or regulation, upon such terms and conditions as our Board of Directors may determine from time to time in the exercise of its business judgment may, among other things, be used to create voting impediments with respect to changes in our control or to dilute the stock ownership of holders of common stock seeking to obtain control of us. The issuance of common stock, while providing desirable flexibility in connection with potential financings and other corporate transactions, may have the effect of discouraging, delaying or preventing a change in our control. Our Board of Directors, however, does not intend or view the Share Increase Amendment as an anti-takeover measure, nor does it contemplate its use in this manner at any time in the foreseeable future.

Appraisal Rights

Pursuant to the North Carolina Business Corporation Act, shareholders are not entitled to appraisal rights with respect to the Share Increase Amendment.

Required Vote

Assuming the presence of a quorum at the Special Meeting, the number of votes cast for approval of the Share Increase Amendment must exceed the number of votes cast against the proposal in order for the proposal to be approved. Abstentions and broker nonvotes will have no effect.

Our Board of Directors recommends that you vote “FOR” approval of the Share Increase Amendment.

PROPOSAL 2: REDUCE PAR VALUE OF COMMON STOCK

The Proposed Par Value Amendment

Our Board of Directors has adopted a resolution recommending that the shareholders approve an amendment to our articles of incorporation to reduce the par value of our common stock from $5.00 per share to no par value per share (the “Par Value Amendment”). The Par Value Amendment is subject to approval by our shareholders. If the shareholders approve the Par Value Amendment, then our articles of incorporation will be amended to reduce the par value of our common stock from $5.00 per share to no par value per share and all authorized as well as issued and outstanding shares of our common stock will be designated as no par value. The Board of Directors recommends that the shareholders approve the Par Value Amendment.

The text of the Par Value Amendment is included with Exhibit A.

Background and Reasons for the Par Value Amendment

The reduction in the par value of our common stock from $5.00 per share to no par value per share is intended to bring the Company in line with North Carolina law and the practice of other public companies with respect to par value. Historically, the concept of par value served to protect creditors and senior shareholders by ensuring that a company received at least the par value (or minimum price) as consideration for issuance of stock. However, over time the concept of par value has lost its significance and many companies that incorporate today have no par value or use a nominal par value. In addition, like many other states, North Carolina law no longer requires shares to have a par value or an arbitrarily fixed minimum price for which they may be sold. Instead, North Carolina law provides the Company’s Board of Directors with the authority to determine that the consideration received or to be received for shares to be issued is adequate. The proposed reduction in the par value of the Company’s common stock will have no effect on the total dollar value or market value of the Company’s shareholders’ equity that is currently outstanding. The par value of the Company’s common stock is reflected in its financial statements by an amount equal to the number of shares of common stock issued, multiplied by the par value of $5.00. Upon the approval of the Par Value Amendment to the Company’s articles of incorporation, for accounting purposes, the Company will transfer an amount equal to the product of the number of shares issued and outstanding and $5.00 (the difference between the old and new par values) from the common stock account to the additional paid in capital account. There will be no other effect on the Company’s financial statements. For the foregoing reasons, and since, under North Carolina law, common stock may be issued without par value, and par value is unrelated to the intrinsic or market value of the Company’s common stock, the Board of Directors recommends that the par value of the Company’s common stock be reduced to no par value per share.

Appraisal Rights

Pursuant to the North Carolina Business Corporation Act, shareholders are not entitled to appraisal rights with respect to the Par Value Amendment.

Required Vote

Assuming the presence of a quorum at the Special Meeting, the number of votes cast for approval of the Par Value Amendment must exceed the number of votes cast against the proposal in order for the proposal to be approved. Abstentions and broker nonvotes will have no effect.

Our Board of Directors recommends that you vote “FOR” approval of the Par Value Amendment.

PROPOSAL 3: CREATION OF NON-VOTING COMMON STOCK

The Proposed Amendment

The Board of Directors has authorized and approved amending our articles of incorporation to create a class of non-voting common stock (the “Non-Voting Common Stock Amendment”). Under our existing articles of incorporation, we do not have the authority to issue non-voting common stock. The Non-Voting Common Stock Amendment is subject to approval by our shareholders. If our shareholders approve the Non-Voting Common Stock Amendment to amend the articles of incorporation, and the Company accordingly amends its articles of incorporation, we will create a new class of equity securities and will be authorized to issue up to 80,000,000 shares of non-voting common stock. Assuming shareholders approve the Par Value Amendment, the non-voting common stock will have no par value per share. The Board of Directors recommends that the shareholders approve Proposal 3.

The text of the Non-Voting Common Stock Amendment is included with Exhibit A.

Background and Reasons for the Non-Voting Common Stock Amendment

The Board of Directors believes that the Non-Voting Common Stock Amendment is advisable and in the best interests of the Company and our shareholders. As described above in “Proposal 1: Increase Authorized Shares of Common Stock,” the Company is required by both its federal and state regulators to raise capital in order to satisfy regulatory requirements. The Board of Directors believes the Company needs as much flexibility as possible to raise and restructure capital. In light of regulatory restrictions on ownership of bank holding companies, we anticipate that some potential investors may prefer the option of investing in non-voting common stock thereby providing the Company with needed equity but not increasing its voting power beyond the limitations set forth in certain federal banking regulations. Approval of the Non-Voting Common Stock Amendment would enable us make this accommodation to potential investors, if needed.

Description of the Non-Voting Common Stock

The non-voting common stock will have all of the attributes and rights of the Company’s voting common stock, other than as described below with respect to voting rights. A description of the attributes and rights of our voting common stock appears under “Description of Our Outstanding Securities – Common Stock” below. Holders of the non-voting common stock would be entitled to share ratably with the holders of voting common stock, based on the numbers of shares held by each, in any dividends declared on the common stock by the Board of Directors and in distributions of any net liquidation proceeds upon dissolution and liquidation of the Company, after payment or provision for payment of creditors’ claims and distribution of net liquidation proceeds to the extent legally required on any then outstanding shares of preferred stock.

The holders of the non-voting common stock will generally not have any voting rights. However, the affirmative vote of a majority of the outstanding shares of non-voting common stock, voting separately as a class, will be required in the case of any amendment to the Company’s articles of incorporation that would adversely affect the powers, preferences, or rights of the non-voting common stock in a manner that is materially adverse from the effect of such amendment on the voting common stock. The holders of the non-voting common stock will also have any voting rights otherwise permitted by the North Carolina Business Corporation Act. Under the North Carolina Business Corporation Act, the holders of stock that, by its terms is stated as having no voting rights, nonetheless have the right to vote as a separate class on certain proposed amendments to the articles of incorporation.

Appraisal Rights

Pursuant to the North Carolina Business Corporation Act, shareholders are not entitled to appraisal rights with respect to the Non-Voting Common Stock Amendment.

Required Vote

Assuming the presence of a quorum at the Special Meeting, the number of votes cast for approval of the Non-Voting Common Stock Amendment must exceed the number of votes cast against the proposal in order for the proposal to be approved. Abstentions and broker nonvotes will have no effect.

Our Board of Directors recommends that you vote “FOR” approval of the Non-Voting Common Stock Amendment.

PROPOSAL 4: ADJOURNMENT OF SPECIAL MEETING

In the event that there are not sufficient votes to constitute a quorum or to approve the matters to be considered at the time of the Special Meeting, we may propose to adjourn the Special Meeting for the purpose of soliciting additional proxies to establish a quorum or to approve the proposals described herein. We do not currently intend to propose adjournment of the Special Meeting if there are sufficient votes to approve the proposals described herein. If approval of the proposal to adjourn the Special Meeting for the purpose of soliciting additional proxies is submitted to shareholders for approval, the approval requires that the number of votes cast at the Special Meeting, in person or by proxy, in favor of the proposal exceed the votes cast against the proposal, whether or not a quorum is present.

Our Board of Directors recommends that you vote “FOR” approval of the proposal to adjourn the Special Meeting, if necessary, in order to permit further solicitation of proxies.

DESCRIPTION OF OUR OUTSTANDING SECURITIES

Each of Proposals 1, 2, and 3 impacts our outstanding securities. The following description is a summary of the material provisions of our outstanding securities derived from our articles of incorporation and bylaws. Copies of our articles of incorporation and bylaws have been filed with the Securities and Exchange Commission.

General

Our authorized capital stock currently consists of 15,000,000 shares of common stock, $5.00 par value per share, and 3,000,000 shares of undesignated preferred stock, no par value per share. As of the Record Date, there were 3,895,840 shares of common stock issued and outstanding and 13,179 shares of Fixed Rate Cumulative Perpetual Preferred Stock, Series A (the “Series A Preferred Stock”), issued and outstanding.

Common Stock

Voting Rights. The holders of our common stock are entitled to one vote for each share held of record on all matters submitted to a vote of our common shareholders. Except in elections of directors as discussed below and in the case of certain other corporate actions for which higher voting requirements are required by the North Carolina Business Corporation Act (including mergers, share exchanges, sales of assets and dissolution), if a quorum exists, action on a matter is approved if the votes cast favoring the action exceed the votes cast opposing the action. Holders of our common stock may not vote cumulatively in the election of our directors.

The North Carolina Control Share Acquisition Act (the “Control Share Act”), in general, provides that shares of our voting stock acquired in a “control share acquisition” (“Control Shares”) will have no voting rights unless those rights are granted by resolution adopted by the holders of at least a majority of our outstanding shares entitled to vote in the election of our directors, excluding shares held by the person who has acquired or proposes to acquire the Control Shares and excluding shares held by our officers or any directors who also are our employees. “Control Shares” are defined as shares acquired by any person which, when added to any other shares already owned by that person, would entitle the person (except for the application of the Control Share Act) to voting power in the election of our directors equal to or greater than (1) one-fifth of all voting power, (2) one-third of all voting power, or (3) a majority of all voting power. “Control share acquisition” means, with certain exceptions, the acquisition by a person of beneficial ownership of Control Shares. Among others, exceptions to the definition include a purchase of shares directly from us, and an acquisition pursuant to the laws of descent and distribution or in a transaction pursuant to an agreement to which we are a party.

Dividends. Subject to preferences to which holders of any shares of our preferred stock may be entitled, holders of our common stock are entitled to receive ratably any dividends that may be declared from time to time by the Board of Directors out of funds legally available for that purpose. Under North Carolina law, we are authorized to pay dividends as declared by our Board of Directors, provided that no such distribution results in our insolvency on a going concern or balance sheet basis. However, although we are a legal entity separate and distinct from the Bank, our principal source of funds with which we can pay dividends to our shareholders is dividends we receive from the Bank. For that reason, our ability to pay dividends effectively is subject to the same limitations that apply to the Bank. The Bank’s ability to pay dividends to us is subject to regulatory restrictions that apply to North Carolina banks.

Both the Company and the Bank are currently subject to regulatory restrictions that prevent the payment of dividends without prior regulatory approval.

No Preemptive Rights. Holders of our common stock do not have preemptive, conversion or subscription rights to acquire other or additional shares of any class of stock or other securities we may issue in the future.

Liquidation. In the event of our liquidation, dissolution or winding up, holders of our common stock will be entitled to share in our assets remaining after the payment or provision for payment of our debts and other liabilities, our trust preferred securities, and the satisfaction of the liquidation preferences of the holders of outstanding shares of our Series A Preferred Stock and any other series of our preferred stock then outstanding.

Miscellaneous. Holders of our common stock do not have any redemption, sinking fund or conversion rights. Broadridge Corporate Issuer Solutions, Edgewood, New York, acts as registrar and transfer agent for our common stock. The rights of the holders of our common stock are subject to, and may be adversely affected by, the rights of the holders of shares of our Series A Preferred Stock and shares of any other series of preferred stock that we may establish in the future.

Series A Preferred Stock

Pursuant to its authority under our articles of incorporation, our Board of Directors has established a separate series of our preferred stock designated as our Fixed Rate Cumulative Perpetual Preferred Stock, Series A consisting of 13,179 shares, no par value, all of which were issued and sold to the United States Department of the Treasury on April 17, 2009, for an aggregate price of $13,179,000 as part of the Treasury’s Capital Purchase Program. This section summarizes specific terms and provisions of our Series A Preferred Stock.

Dividends. Dividends are payable on Series A Preferred Stock quarterly in arrears, when, as and if authorized and declared by our Board of Directors out of legally available funds, on a cumulative basis, on the $1,000 per share liquidation preference amount plus the amount of accrued and unpaid dividends for any prior dividend periods, at an annual rate of (a) 5% per annum from the original issuance date to but excluding the first day of the first dividend period commencing after the fifth anniversary of the original issuance date (i.e., 5% per annum from April 17, 2009, to but excluding May 15, 2014), and (b) 9% per annum from and after the first day of the first dividend period commencing after the fifth anniversary of the original issuance date (i.e., 9% per annum on and after May 15, 2014). Dividends are payable in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on May 15, 2009.

Dividends on Series A Preferred Stock are cumulative. If for any reason our Board of Directors does not declare a dividend on Series A Preferred Stock for a particular dividend period, or if our Board of Directors declares less than a full dividend, we will remain obligated to pay the unpaid portion of the dividend for that period and the unpaid dividend will compound on each subsequent dividend date (meaning that dividends for future dividend periods will accrue on any unpaid dividend amounts for prior dividend periods).

We are not obligated to pay holders of Series A Preferred Stock any dividend in excess of the dividends on Series A Preferred Stock that are payable as described above. There is no sinking fund with respect to dividends on Series A Preferred Stock.

Priority of Dividends. So long as Series A Preferred Stock remains outstanding, unless all accrued and unpaid dividends on Series A Preferred Stock for all past dividend periods are paid in full:

•	we may not declare or pay a dividend or other distribution on our common stock or any other shares of Junior Stock (other than dividends payable solely in common stock) or Parity Stock (other than dividends paid on a pro rata basis with the Series A Preferred Stock); and

•	we generally may not directly or indirectly purchase, redeem or otherwise acquire any shares of common stock, Junior Stock or Parity Stock.

“Junior Stock” means our common stock and any other class or series of our stock the terms of which expressly provide that it ranks junior to the Series A Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company. We currently have no outstanding class or series of stock constituting Junior Stock other than our common stock. If the Non-Voting Common Stock Amendment is approved by shareholders, the non-voting common stock would be considered Junior Stock.

“Parity Stock” means any class or series of our stock, other than Series A Preferred Stock, the terms of which do not expressly provide that such class or series will rank senior or junior to Series A Preferred Stock as to dividend rights and/or as to rights on liquidation, dissolution or winding up of the Company, in each case without regard to whether dividends accrue cumulatively or non-cumulatively. We currently have no outstanding class or series of stock constituting Parity Stock.

Liquidation Rights. The shares of Series A Preferred Stock have a stated liquidation amount of $1,000 per share. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Company, holders of Series A Preferred Stock will be entitled to receive, for each such share, out of our assets or proceeds available for distribution to our shareholders (subject to any rights of our creditors), before any distribution of assets or proceeds is made to or set aside for the holders of our common stock and any other class or series of our stock ranking junior to Series A Preferred Stock, payment of an amount equal to the sum of (1) the $1,000 liquidation preference amount per share and (2) the amount of any accrued and unpaid dividends on Series A Preferred Stock (including dividends accrued on any unpaid dividends). To the extent the assets or proceeds available for distribution to shareholders are not sufficient to fully pay the liquidation payments owing to the holders of Series A Preferred Stock and the holders of any other class or series of our stock ranking equally with Series A Preferred Stock, the holders of Series A Preferred Stock and such other stock will share ratably in the distribution.

For purposes of the liquidation rights of the Series A Preferred Stock, neither a merger or consolidation of the Company with another entity, nor a sale, lease or exchange of all or substantially all of our assets, will constitute a liquidation, dissolution or winding up of the affairs of the Company.

Redemption and Repurchases. Subject to the prior approval of the Federal Reserve Board, our outstanding Series A Preferred Stock is redeemable, at our option, in whole or in part, at a redemption price equal to 100% of the liquidation preference amount of $1,000 per share plus any accrued and unpaid dividends to but excluding the date of redemption (including dividends accrued on any unpaid dividends); provided, that any declared but unpaid dividend payable on a redemption date that occurs subsequent to the record date for the dividend will be payable to the holder of record of the redeemed shares on the dividend record date.

Shares of outstanding Series A Preferred Stock that we redeem, repurchase or otherwise acquire will revert to authorized but unissued shares of preferred stock, undesignated as to series, which may then be reissued by us as any series of preferred stock other than Series A Preferred Stock.

Our Series A Preferred Stock is “perpetual” preferred stock, which means that neither Treasury nor any subsequent holder has a right to require that we redeem any of the shares at any time.

No Conversion Rights. Holders of Series A Preferred Stock have no right to exchange or convert their shares into common stock or any other securities.

Voting Rights. The holders of Series A Preferred Stock do not have voting rights other than those described below, except to the extent specifically required by North Carolina law.

If stated dividends have not been paid on Series A Preferred Stock for six or more quarterly dividend periods, whether or not consecutive, our authorized number of directors will automatically increase by two and the holders of Series A Preferred Stock will have the right, with the holders of shares of any other classes or series of Voting Parity Stock outstanding at the time, voting together as a class, to elect two directors (the “Preferred Directors”) to fill such newly created directorships at our next annual meeting of shareholders (or at a special meeting called for that purpose prior to the next annual meeting) and at each subsequent annual meeting of shareholders until all accrued and unpaid dividends for all past dividend periods on all outstanding shares of Series A Preferred Stock have been paid in full. At that time, the right of holders of Series A Preferred Stock to elect two directors will terminate, subject to revesting in the event of each and every subsequent default by us in the payment of dividends on Series A Preferred Stock.

Upon any termination of the right of the holders of Series A Preferred Stock and Voting Parity Stock as a class to vote for directors as described above, the Preferred Directors will cease to be qualified as directors, the terms of office of all Preferred Directors then in office will terminate immediately, and the authorized number of our directors will be reduced by the number of Preferred Directors which had been elected by the holders of Series A Preferred Stock and the Voting Parity Stock. Any Preferred Director may be removed at any time, with or without cause, and any vacancy created by such a removal may be filled, only by the affirmative vote of the holders a majority of the outstanding shares of Series A Preferred Stock, voting separately as a class together with the holders of shares of Voting Parity Stock, to the extent the voting rights of such holders described above are then exercisable. If the office of any Preferred Director becomes vacant for any reason other than removal from office, the remaining Preferred Director may choose a successor who will hold office for the unexpired term of the office in which the vacancy occurred.

The term “Voting Parity Stock” means, with regard to any matter on which the holders of Series A Preferred Stock are entitled to vote, any series of Parity Stock (as defined under “- Dividends-Priority of Dividends”) upon which voting rights similar to those of the Series A Preferred Stock have been conferred and are exercisable with respect to such matter. We currently have no outstanding shares of Voting Parity Stock.

In addition to any other vote or consent required by North Carolina law or by our articles of incorporation, the vote or consent of the holders of at least two thirds of the outstanding shares of Series A Preferred Stock, voting as a separate class, is required in order to:

•	amend provisions of our articles of incorporation pertaining to Series A Preferred Stock:

•	to authorize or create or increase the authorized amount of, or any issuance of, any shares of, or any securities convertible into or exchangeable or exercisable for shares of, any class or series of stock ranking senior to Series A Preferred Stock with respect to the payment of dividends and/or the distribution of assets on any liquidation, dissolution or winding up of the Company; or

•	in a way that materially and adversely affect the rights, preferences, privileges or voting powers of Series A Preferred Stock; or

•	consummate a binding share exchange or reclassification involving Series A Preferred Stock, or a merger or consolidation of the Company with another entity, unless (1) the shares of Series A Preferred Stock remain outstanding or, in the case of a merger or consolidation in which the Company is not the surviving or resulting entity, are converted into or exchanged for preference securities of the surviving or resulting entity or its ultimate parent, and (2) the shares of Series A Preferred Stock remaining outstanding, or such preference securities, have such rights, preferences, privileges, voting powers, limitations and restrictions, taken as a whole, as are not materially less favorable than the rights, preferences, privileges, voting powers, limitations and restrictions of Series A Preferred Stock prior to consummation of the transaction, taken as a whole;

provided, however, that (1) any increase in the amount of our authorized but unissued shares of preferred stock, and (2) the creation and issuance, or an increase in the authorized or issued amount, of any other series of preferred stock, or any securities convertible into or exchangeable or exercisable for any other series of preferred stock, ranking equally with and/or junior to Series A Preferred Stock with respect to the payment of dividends, whether such dividends are cumulative or non-cumulative and the distribution of assets upon our liquidation, dissolution or winding up, will not be deemed to materially and adversely affect the rights, preferences, privileges or voting powers of Series A Preferred Stock and will not require the vote or consent of the holders of Series A Preferred Stock.

To the extent holders of Series A Preferred Stock are entitled to vote, they will be entitled to one vote for each share then held.

Charter, Bylaw and Statutory Provisions Having Potential “Anti-takeover” Effects

The following paragraphs summarize certain provisions of our articles of incorporation, bylaws and North Carolina law that may have the effect, or be used as a means, of delaying or preventing attempts to acquire or take control of the Company, or to remove or replace incumbent directors, that are not first approved by our Board of Directors, even if those proposed actions are favored by our shareholders.

Authorized Shares. Our articles of incorporation currently authorize the issuance of 15,000,000 shares of common stock and 3,000,000 shares of preferred stock. If the Share Increase Amendment is approved and we amend our articles of incorporation, we will have the authority to issue up to 580,000,000 shares of common stock. Our Board of Directors is authorized to approve the issuance of shares of our common stock or preferred stock from time to time and, in the case of the preferred stock, to create separate series of preferred stock within the class, and to determine the number of shares, designations, terms, relative rights, preferences and limitations of the preferred stock, or of shares within each series of preferred stock, at the time of issuance, all by its resolution. Those provisions give our Board of Directors considerable flexibility to effect, among other transactions, financings, acquisitions, stock dividends, stock splits and grants of stock options. However, the Board’s authority also could be used, consistent with the Board’s fiduciary duty, to deter future attempts to gain control of the Company by issuing additional common stock, or by issuing a series of preferred stock, to persons friendly to management in order to attempt to block a tender offer, merger or other transaction by which a third party seeks to gain control. For additional information regarding the potential anti-takeover effects of the Share Increase Amendment, see “Potential Anti-Takeover Effects” on page 8.

Voting Limitation. The North Carolina Business Corporation Act contains a control share acquisition statute which applies to us. In general, that statute provides that where a shareholder acquires issued and outstanding shares of a corporation’s voting stock (referred to as control shares) within one of several specified ranges (one-fifth or more but less than one-third, one-third or more but less than a majority, or a majority or more), approval by shareholders of the control share acquisition must be obtained before the acquiring shareholder may vote the control shares. The required shareholder vote is a majority of all our outstanding shares entitled to vote in the election of directors, excluding “interested shares,” defined as shares held by the acquiring person, officers of the corporation and employees who are also directors of the corporation.

Advance Notice of Director Nominations. Our bylaws provide that a shareholder who intends to nominate a candidate for election as a director at a meeting of shareholders must give us written notice of the nomination containing specified information not later than the close of business on the tenth business day following the date on which notice of the meeting is given to shareholders. The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. That requirement limits the right of shareholders to nominate director candidates.

Special Meetings of Shareholders. Our bylaws provide that special meetings of our shareholders may be called only by or at the direction of our chief executive officer or Board of Directors. Therefore, our shareholders have no separate right to call a special meeting or to require that a special meeting be called.

Certain Business Combinations. The North Carolina Shareholder Protection Act provides that, unless specified “fair price” and procedural requirements are satisfied, the affirmative vote of the holders of 95% of our outstanding voting stock is required to approve various types of business combinations (including mergers and the sale of all or substantially all of our assets) between us and another entity which owns more than 20% of our voting shares.

Amendment of Bylaws. Subject to certain limitations under North Carolina law, our bylaws may be amended or repealed by either our Board of Directors or our shareholders. Therefore, our Board is authorized to amend or repeal bylaws without the approval of our shareholders. However, a bylaw adopted, amended or repealed by our shareholders may not be readopted, amended or repealed by the Board alone unless our articles of incorporation or a bylaw adopted by our shareholders authorizes the Board to adopt, amend or repeal that particular bylaw or the bylaws generally.

Certain Provisions of Federal Law

The acquisition of more than 10% of our outstanding common stock may, in certain circumstances, be subject to the provisions of the Change in Bank Control Act of 1978. The FDIC has also adopted a regulation pursuant to the Change in Bank Control Act which generally requires persons who at any time intend to acquire control of an FDIC-insured state-chartered non-member bank, either directly or indirectly through an acquisition of control of its holding company, to provide 60 days prior written notice and certain financial and other information to the FDIC. Control for the purpose of this Act exists in situations in which the acquiring party has voting control of at least 25% of any class of voting stock or the power to direct the management or policies of the bank or the holding company. However, under FDIC regulations, control is presumed to exist where the acquiring party has voting control of at least 10% of any class of voting securities if (a) the bank or holding company has a class of voting securities which is registered under section 12 of the Securities Exchange Act of 1934, or (b) the acquiring party would be the largest holder of a class of voting shares of the bank or the holding company. The statute and underlying regulations authorize the FDIC to disapprove a proposed acquisition on certain specified grounds.

Prior approval of the Federal Reserve Board would be required for any acquisition of control of the Company or the Bank by any bank holding company under the Bank Holding Company Act. Control for purposes of the Bank Holding Company Act would be based on, among other factors, a 25% voting stock test or on the ability of the holding company otherwise to control the election of a majority of our Board of Directors. As part of such acquisition, the acquiring company (unless already so registered) would be required to register as a bank holding company under the Bank Holding Company Act.

BENEFICIAL OWNERSHIP OF OUR COMMON STOCK

Principal Shareholders. The following table lists the only person who we believe owned, beneficially or of record, 5% or more of our outstanding common stock on the Record Date. This information is based on a Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007.

Name and address of beneficial owner	Amount and nature of beneficial ownership		Percent of class
Wellington Management Company, LLP 75 State Street Boston, MA 02109	225,240	(1)	5.78%

(1)	The beneficial owner’s Schedule 13G filed with the Securities and Exchange Commission on February 14, 2007, indicates that, in its capacity as an investment adviser, it has shared voting power and shared investment power with respect to all of the listed shares, which are held of record by its clients.

Directors and Executive Officers. The following table describes the beneficial ownership of our common stock on the Record Date by our current directors and named executive officers, individually, and by all our directors and named executive officers as a group.

Name of beneficial owner	Amount and nature of beneficial ownership(1)		Percent of class(2)
Jerry W. Anderson	40,349		1.04%
Alan M. Bailey	58,665		1.51%
John A. Drye	23,983	(3)	0.62%
John W. Googe	35,500		0.91%
George E. Jordan	12,399		0.32%
Henry H. Land	18,589		0.48%
Grady L. McClamrock, Jr.	56,419	(4)	1.45%
Megan W. Patton	1,112	(5)	0.03%
Lynne Scott Safrit	15,384		0.39%
Francis W. Slate	43,014		1.10%
Stephen R. Talbert	39,639	(6)	1.02%
All current directors and executive officers as a group (11 people)	345,053		8.82%

(1)	Individuals named and included in the group have shared voting and investment power with respect to certain of the listed shares as follows: Mr. Anderson – 12,066 shares; Mr. Bailey – 175 shares; Mr. Drye – 737 shares; Mr. Jordan – 1,200 shares; Ms. Safrit – 7,948 shares; Mr. Talbert – 18,154 shares; and all persons included in the group – 40,280 shares. The listed shares also include the following numbers of shares that could be purchased by individuals named and included in the group pursuant to stock options that could be exercised within 60 days of the Record Date and with respect to which shares they may be deemed to have sole investment power: Mr. Anderson – 1,500 shares; Mr. Bailey – 1,500 shares; Mr. Drye – 1,500 shares; Mr. Googe – 1,500 shares; Mr. Jordan – 6,000 shares; Mr. Land – 1,500 shares; Mr. McClamrock – 1,500 shares; Ms. Safrit – 1,500 shares; Dr. Slate – 1,500 shares; and all persons included in the group – 18,000 shares. Except as otherwise noted, and to the best of our knowledge, the individuals named and included in the group exercise sole voting and investment power with respect to all remaining listed shares.
(2)	Percentages are calculated based on 3,895,840 total outstanding shares plus, in the case of each named individual and the group, the number of additional shares that could be purchased by that individual or by persons included in the group under stock options that could be exercised within 60 days of the Record Date.

(3)	Includes 1,200 shares owned by a business entity controlled by Mr. Drye.
(4)	Includes 3,286 shares owned by Mr. McClamrock’s spouse in her individual capacity.
(5)	Includes 112 shares allocated to Ms. Patton’s individual account under the Bank’s 401(k) plan.
(6)	Includes 1,323 shares owned by Mr. Talbert’s spouse in her individual capacity.

PROPOSALS FOR 2014 ANNUAL MEETING

We currently anticipate that our 2014 Annual Meeting of Shareholders will be held in the third or fourth quarter of 2014. Any proposal of a shareholder, other than a nomination for election as a director, that is intended to be presented for action at the 2014 Annual Meeting must be received by our Corporate Secretary in writing at our address listed below no later than the close of business on the tenth business day following the day on which public announcement of the date of the 2014 Annual Meeting is made to be considered timely received for inclusion in the proxy statement and proxy card that we will distribute in connection with that meeting. In order for a proposal to be included in our proxy materials for a particular meeting, the person submitting the proposal must own, beneficially or of record, at least 1% or $2,000 in market value, whichever is less, of shares of our common stock entitled to be voted on that proposal at the meeting and must have held those shares for a period of at least one year and continue to hold them through the date of the meeting. Also, the proposal and the shareholder submitting it must comply with certain other eligibility and procedural requirements contained in rules of the Securities and Exchange Commission.

Written notice of a shareholder proposal (other than a nomination) intended to be presented at our 2014 Annual Meeting, but which is not intended to be included in our proxy statement and proxy card, must be received by our Corporate Secretary at the address listed below no later than forty-five days before the date we send our proxy materials to shareholders for the 2014 Annual Meeting in order for that proposal to be considered timely received for purposes of the Proxies’ discretionary authority to vote on other matters presented for action by shareholders at that meeting.

Under our bylaws, at a shareholder meeting at which directors will be elected, nominations for election to our Board of Directors may be made by our Board or by a shareholder of record who is entitled to vote at the meeting if written notice of the shareholder’s nomination has been delivered to our Corporate Secretary at our principal office not later than the close of business on the tenth business day following the date on which notice of the meeting is first given to shareholders.

The required notice of a nomination must include: (1) the name and address of each shareholder who intends to make the nomination and of the person to be nominated; (2) a representation that the shareholder is a holder of record of shares of our common stock entitled to vote at the meeting and that he or she intends to appear in person or by proxy at the meeting to nominate the person named in the notice; (3) a description of all arrangements or understandings between the shareholder and the nominee and any other persons (naming those persons) pursuant to which the nomination is to be made by the shareholder; (4) a representation that each nominee satisfies all qualifications provided by our bylaws and by applicable statutes and regulations to serve as a director; and (5) the written consent of the nominee to serve as a director if elected. The shareholder also shall provide any other information about each proposed nominee that we reasonably request and which the shareholder can obtain, including information that would be required to be included in a proxy statement filed pursuant to the proxy rules under the Securities Exchange Act of 1934, if the nominee had been nominated by the Board of Directors. Only persons nominated in the manner described in our bylaws are eligible to be elected as directors at meetings of our shareholders, and the Chairman of a meeting of our shareholders may refuse to acknowledge a nomination that is not made in compliance with the procedures set out in our bylaws.

The notices described above should be mailed to:

Bank of the Carolinas Corporation

Attention: Corporate Secretary

135 Boxwood Village Drive

Mocksville, North Carolina 27028

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Statements contained in this proxy statement that are not purely historical are forward-looking statements, including, but not limited to, statements regarding our expectations, hopes, beliefs, intentions, or strategies regarding the future. Actual results could differ materially from those projected in any forward-looking statements as a result of a number of factors, including, without limitation, those described in this proxy statement. The forward-looking statements are made as of the date of this proxy statement and we undertake no obligation to update or revise the forward-looking statements, or to update the reasons why actual results could differ materially from those projected in the forward-looking statements.

We caution you not to place undue reliance on any forward-looking statements made by, or on behalf us in this proxy statement or in any of our filings with the Securities and Exchange Commission or otherwise. Additional information with respect to factors that may cause the results to differ materially from those contemplated by forward-looking statements is included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and in our other current and subsequent filings with the Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and file with the Securities and Exchange Commission (the “SEC”) proxy statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. You may read and copy any document we file at the SEC’s public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549. Please call the SEC at 1-888-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public from the SEC’s web site at www.sec.gov or our website at http://investor.bankofthecarolinas.com/sec.cfm. Written requests for copies of the documents we file with the SEC should be directed to Bank of the Carolinas Corporation, Stephen R. Talbert, President and Chief Executive Officer, 135 Boxwood Village Drive, Mocksville, North Carolina 27028.

EXHIBIT A

ARTICLES OF AMENDMENT

OF

BANK OF THE CAROLINAS CORPORATION

Pursuant to Section 55-10-06 of the North Carolina General Statutes, the undersigned corporation hereby submits these articles of amendment for the purpose of amending its articles of incorporation:

1. The name of the corporation is Bank of the Carolinas Corporation.

2. The articles of incorporation of the corporation are hereby amended by deleting Article 2 thereof in its entirety and replacing such text with the new Article 2 attached hereto. For the avoidance of doubt, it is noted that Article 2A of the articles of incorporation shall remain unchanged by these articles of amendment.

3. The amendment was duly adopted by the Board of Directors of the corporation on March 19, 2014 and approved by the shareholders of the corporation on             , 2014, in the manner required by Chapter 55 of the North Carolina General Statutes.

4. These articles will become effective upon filing with the North Carolina Secretary of State.

This the day of , 2014.

BANK OF THE CAROLINAS CORPORATION

By:
Stephen R. Talbert
President and Chief Executive Officer

2. The corporation shall have authority to issue a total of 583,000,000 shares of capital stock, none of which shall have any par value, divided into classes as follows:

Class	Number of Shares
Common Stock	580,000,000
Preferred Stock	3,000,000

(a) Common Stock. The common stock shall consist of two separate classes, of which 500,000,000 shares shall be designated as Voting Common Stock (“Voting Common Stock”) and 80,000,000 shares shall be designated as Non-Voting Common Stock (“Non-Voting Common Stock,” and, together with Voting Common Stock, “Common Stock”).

Each holder of Voting Common Stock shall be entitled to one vote for each share of Voting Common Stock held of record by such holder on all matters on which shareholders generally are entitled to vote. The holders of Non-Voting Common Stock shall have no voting power and shall not be entitled to vote on any matter except as otherwise required by law or as otherwise expressly provided for herein.

Except as otherwise provided herein, Non-Voting Common Stock shall in all other respects carry the same rights and privileges as Voting Common Stock (including in respect of dividends and in respect of distributions upon any dissolution, liquidation, or winding up of the corporation) and be treated the same as Voting Common Stock (including in any merger, consolidation, share exchange, or other similar transaction); provided that, if the corporation shall in any manner split, subdivide or combine (including by way of a dividend payable in shares of Voting Common Stock or Non-Voting Common Stock) the outstanding shares of Voting Common Stock or Non-Voting Common Stock, the outstanding shares of the other such class of stock shall likewise be split, subdivided, or combined in the same matter proportionately and on the same basis per share, and provided further, no dividend payable in Voting Common Stock shall be declared on the Non-Voting Common Stock and no dividend payable on the Non-Voting Common Stock shall be declared on the Voting Common Stock, but instead, in the case of a stock dividend, each class of Common Stock shall receive such dividend in like stock. Notwithstanding the foregoing, and in addition to any other vote required by law, the affirmative vote of a majority of the outstanding shares of Non-Voting Common Stock, voting separately as a class, shall be required to amend, alter, or repeal (including by merger, consolidation or otherwise) any provision of these Articles of Incorporation that adversely affects the powers, preferences, or rights of the Non-Voting Common Stock contained herein in a manner that is materially adverse from the effect of such amendment, alteration, or repeal on the Voting Common Stock.

(b) Preferred Stock. The corporation’s Board of Directors shall be authorized to issue shares of Preferred Stock from time to time, to create series thereof, and to determine the designations, terms, relative rights, preferences, and limitations of the Preferred Stock, or of shares within each series of Preferred Stock, at the time of issuance, all by its resolution. Without limiting the generality of the foregoing authority, the Board of Directors shall be authorized to fix and determine:

(i) the designation of each series and the number of shares to constitute each series (which number may be increased or decreased from time to time unless otherwise provided by the Board of Directors);

(ii) the dividend rate (or method of determining such rate), if any; any conditions on which and times at which dividends are payable; any preference or relation which such dividends shall bear to the dividends payable on any other class or classes or any other series of capital stock, including Preferred Stock; whether such dividends shall be cumulative or non-cumulative; and whether the Preferred Stock will be participating or nonparticipating with other shares with respect to dividends;

(iii) whether shares within a series will be redeemable (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event) and, if so, the redemption prices and the conditions and times upon which redemption may take place and whether for cash, property, or rights, including securities of the corporation or another corporation;

(iv) the terms and amount of any sinking, retirement, or purchase fund;

(v) with respect to each series, the conversion or exchange rights (at the option of the corporation or the holders of such shares or both, or upon the happening of a specified event), if any, including the conversion or exchange times, prices, rates, adjustments, and other terms of conversion or exchange;

(vi) the voting rights, if any (other than any voting rights that the Preferred Stock may have as a matter of law);

(vii) any restrictions on the issuance or reissuance of additional Preferred Stock;

(viii) with respect to each series, the rights of the holders upon voluntary or involuntary liquidation, dissolution or winding up of the affairs of the corporation, including any preferences over the Common Stock or any other class or classes of any other series of capital stock, including Preferred Stock, and whether the Preferred Stock will be participating or nonparticipating with other shares with respect to distributions of the corporation’s assets;

(ix) any limitations or restrictions on transfer; and

(x) with respect to each series, such other special rights and privileges, if any, for the benefit of the holders of, of other terms or limitations with respect to, the shares within that series as shall not be inconsistent with the provisions of the corporation’s Articles of Incorporation, as amended, or applicable law.

All shares of Preferred Stock of the same series shall be identical in all respects, except that shares of any one series issued at different times may differ as to dates, if any, from which dividends thereon may accumulate. The number, designations, terms, relative rights, preferences, and limitations of shares within any one series may differ from those of shares within any other series. All shares of Preferred Stock redeemed, purchased, or otherwise acquired by the corporation (including shares surrendered for conversation) shall be canceled and thereupon restored to the status of authorized but unissued shares of Preferred Stock undesignated as to series.

BANK OF THE CAROLINAS CORPORATION ATTN: JOY CHAFFIN 135 BOXWOOD VILLAGE DRIVE MOCKSVILLE, NC 27028

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2, 3 and 4.		For	Against	Abstain

1    INCREASE AUTHORIZED SHARES OF COMMON STOCK. Proposal to approve an amendment to article 2 of BankCorp’s articles of incorporation to increase the number of shares of common stock which BankCorp has the authority to issue from 15,000,000 shares to 580,000,000 shares.

		☐	☐	☐

NOTE: On any other matter properly presented for action by shareholders at the Special Meeting, and on matters incident to the conduct of the meeting, including motions to adjourn, the Proxies are authorized to vote the shares represented by this appointment of proxy according to their best judgment.

2    REDUCE PAR VALUE OF COMMON STOCK. Proposal to approve an amendment to article 2 of BankCorp’s articles of incorporation to reduce the par value of BankCorp’s common stock from $5.00 per share to no par value per share.

		☐	☐	☐

3 CREATION OF NON-VOTING COMMON STOCK. Proposal to approve an amendment to article 2 of BankCorp’s articles of incorporation to create a class of non-voting common stock.		☐	☐	☐

4    ADJOURNMENT OF SPECIAL MEETING. Proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the matters to be considered by shareholders at the Special Meeting.

		☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

0000212380_1     R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com.

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BANK OF THE CAROLINAS CORPORATION

Special Meeting of Shareholders

May 22, 2014 2:00 PM

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Stephen R. Talbert, John A. Drye and Grady L. McClamrock, Jr. (the “Proxies”), and any substitute appointed by them, as the undersigned’s attorneys and proxies, and authorizes any one or more of them to represent and vote, as designated on the reverse side of this appointment of proxy, all of the shares of common stock of Bank of the Carolinas Corporation (“BankCorp”) held of record by the undersigned on March 31, 2014, at the Special Meeting of Shareholders of BankCorp to be held at the Davie County Public Library at 2:00 PM, EDT on May 22, 2014, and at any adjournments of the Special Meeting. The undersigned directs that the shares represented by this appointment of proxy be voted as indicated on the reverse side of this appointment of proxy.

I (We) direct that the shares represented by this appointment of proxy be voted as instructed on the reverse side of this appointment of proxy. In the absence of any instruction, those shares may be voted “FOR” Proposals 1, 2, 3, and 4. This appointment of proxy may be revoked by the undersigned at any time before the voting takes place at the Special Meeting by filing with BankCorp’s Corporate Secretary a written instrument revoking it or a duly executed appointment of proxy bearing a later date, or by attending the Special Meeting and announcing an intention to vote in person.

Continued and to be signed on reverse side.

0000212380_2    R1.0.0.51160